June 3, 2004

             SUPPLEMENT TO THE JANUARY 28, 2004 CLASS A, B, C SHARES
                    PROSPECTUS OF PIONEER MID CAP GROWTH FUND
                       (AS SUPPLEMENTED FEBRUARY 1, 2004)



MANAGEMENT

The following replaces the section entitled "Portfolio management":

PORTFOLIO MANAGEMENT

Day-to-day management of the fund's portfolio is the responsibility of Andrew Acheson. Mr. Acheson is supported by Christopher M. Galizio. Mr. Acheson and Mr. Galizio are supported by the domestic equity team. This team manages other Pioneer mutual funds investing primarily in U.S. equity securities. The portfolio managers and the team draw upon the research and investment management expertise of the global research team, which provides fundamental research on companies and includes members from Pioneer's affiliate, Pioneer Investment Management Limited.

Mr. Acheson, a vice president, joined Pioneer as a portfolio manager in May 2001. Prior to that time, he was a portfolio manager at Pioneer Investment Management Limited (formerly known as Europlus Investment Management & Research Ltd.) (Ireland) from 1999 to 2001 and at Setanta Asset Management (Ireland) from 1998 to 1999. Mr. Galizio, a vice president, joined Pioneer in 1994 as an analyst.



                                                                   15584-00-0604
                                        (C) 2004 Pioneer Funds Distributor, Inc.
                                             Underwriter of Pioneer mutual funds
                                                                     Member SIPC